UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2013

HUGOTON ROYALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State or Other Jurisdiction of Incorporation)

1-10476	58-6379215
(Commission File Number)	(IRS Employer Identification No.)

U.S. Trust, Bank of America Private Wealth Management Trustee P.O. Box 830650 Dallas, Texas	75283-0650
(Address of Principal Executive Offices)	(Zip Code)

(877) 228-5083

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 20, 2013, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on August 30, 2013. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 8.01.	Other Events.

On August 20, 2013, the Registrant issued a news release announcing the filing of an arbitration proceeding styled Sandra G. Goebel vs. XTO Energy, Inc., Timberland Gathering & Processing Company, Inc. and Bank of America, N.A. A copy of the news release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	News Release dated August 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGOTON ROYALTY TRUST By: BANK OF AMERICA, N.A., TRUSTEE

Date: August 20, 2013	By:	/S/ NANCY G. WILLIS
Nancy G. Willis
Vice President

EXXON MOBIL CORPORATION

By:	/S/ BETH E. CASTEEL
Beth E. Casteel
Vice President – Upstream Business Services

EXHIBIT INDEX

Exhibit Number and Description

99.1	News Release dated August 20, 2013

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